UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

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Berry Petroleum Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BERRY PETROLEUM COMPANY
5201 Truxtun Avenue, Suite 300
Bakersfield, California 93309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 11, 2005

To the Shareholders of Berry Petroleum Company:

     The Annual Meeting of Shareholders of Berry Petroleum Company (the Company) will be held at the Doubletree Hotel Bakersfield at 3100 Camino Del Rio Ct., Bakersfield, California on Wednesday May 11, 2005 at 10:00 a.m. (see map on back cover) for the following purposes:

1.	To elect a board of nine Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified; and

2.	To approve the Company’s 2005 Equity Incentive Plan; and

3.	To transact such other business as may be properly brought before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 14, 2005 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     YOU ARE INVITED TO ATTEND THIS MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, YOU ARE URGED TO PROMPTLY SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY EITHER CALLING THE 800-NUMBER OR VIA THE WEB SITE SHOWN ON YOUR PROXY CARD. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. IF YOU RETURN AN EXECUTED PROXY AND THEN ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY.

April 8, 2005
Bakersfield, California

By Order of the Board of Directors

Kenneth A. Olson Corporate Secretary

BERRY PETROLEUM COMPANY
5201 Truxtun Avenue, Suite 300
Bakersfield, California 93309

PROXY STATEMENT
April 8, 2005

     This Proxy Statement is furnished by the Board of Directors of Berry Petroleum Company (respectively the Board and the Company or Berry) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on May 11, 2005, or at any adjournment thereof (the Annual Meeting or Meeting) pursuant to the Notice of said Meeting. This Proxy Statement and the proxies solicited hereby are being first mailed to shareholders of the Company on or about April 8, 2005.

     SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to its exercise by giving written notice to the Secretary of the Company. If you return an executed proxy and then attend the Annual Meeting, you may revoke your Proxy and vote in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

     Unless otherwise directed in the accompanying Proxy, persons named therein will vote FOR the election of the nine Director nominees listed below and FOR the approval of the Company’s 2005 Equity Incentive Plan. As to any other business that may properly come before the Meeting, the proxy holders will vote in accordance with the recommendation of the Board of Directors.

VOTING SECURITIES

     March 14, 2005 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of March 14, 2005 there were 21,119,120 and 898,892 shares, respectively, of Class A Common Stock (Common Stock) and Class B Stock (Class B Stock), par value $.01 per share, issued and outstanding, referred to collectively as the Capital Stock.

     Berry’s Certificate of Incorporation provides that, except for proposed amendments to Berry’s Certificate of Incorporation adversely affecting the rights of a particular class (which must be approved by the affected class voting separately), the Common Stock and the Class B Stock will vote as a single class on all matters upon which the Capital Stock is entitled to vote. Each share of Common Stock is entitled to one vote and each share of Class B Stock is entitled to 95% of one vote. The Certificate of Incorporation also provides for certain adjustments to the Capital Stock in the event a separate class vote is imposed by applicable law. Holders of the Capital Stock are entitled to cumulative voting rights for election of Directors. Cumulative voting rights entitle a shareholder to cast as many votes as is equal to the number of Directors to be elected multiplied by the number of shares owned by such shareholder. A shareholder may cast all of such shareholder’s votes as calculated above for one candidate or may distribute the votes among two or more candidates. Unless otherwise instructed, the shares represented by proxies will be voted in the discretion of the proxy holders so as to elect the maximum number of Management nominees which may be elected by cumulative voting.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Berry’s Capital Stock as of March 14, 2005 by (i) each of its Directors who own Berry Capital Stock, and (ii) all Directors and Officers as a group.

Name and Address of Beneficial Owner*	Position	Amount and Nature of Beneficial Ownership (1) (2) (13)

		Shares		Percent

Martin H. Young, Jr.	Chairman of the Board and Director	40,000	(3)	**

Robert F. Heinemann	President, Chief Executive Officer and Director	10,600	(4)	**

William F. Berry	Director	1,508,722	(5)	6.8%

Ralph B. Busch, III	Director	227,134	(6)	1.0%

William E. Bush, Jr.	Director	193,323	(7)	**

Stephen L. Cropper	Director	15,000	(8)	**

J. Herbert Gaul, Jr.	Director	32,000	(9)	**

John A. Hagg	Director	49,000	(10)	**

Thomas J. Jamieson	Director	59,100	(11)	**

All Directors and
Officers as a group
(17 persons)		2,517,378	(12)	11.2%

*	All Directors and beneficial owners listed above can be contacted at Berry Petroleum Company, 5201 Truxtun Avenue, Suite 300, Bakersfield, CA 93309.

**	Represents beneficial ownership of less than 1% of the Company’s outstanding Capital Stock.

(1)	Unless otherwise indicated, shares shown as beneficially owned are those as to which the named person possesses sole voting and investment power.

(2)

All shares indicated are Common Stock and percent calculations are based on total shares of Capital Stock outstanding, including the 898,892 shares of Class B Stock outstanding which can be converted, at the request of the shareholder, to Class A Common Stock.

(3)	Includes 10,000 shares held directly and 30,000 shares which Mr. Young has the right to acquire under the Company’s 1994 Stock Option Plan.

(4)	Includes 10,000 shares which Mr. Heinemann has the right to acquire under the Company’s 1994 Stock Option Plan and 600 shares which Mr. Heinemann holds in the 401(k) Thrift Plan.

(5)

Includes 1,431,000 shares held directly and 34,722 shares held in the Berry Children’s Trust as to which Mr. Berry has voting and investment power and 43,000 shares which Mr. Berry has the right to acquire under the Company’s 1994 Stock Option Plan.

(6)

Includes 86,039 shares held directly, 66,220 shares held in the B Group Trust at Union Bank of California which Mr. Busch votes and 49,875 shares held in a family trust for which Mr. Busch shares voting and investment power as co-trustee. Also includes 25,000 shares which Mr. Busch has the right to acquire under the Company’s 1994 Stock Option Plan.

(7)	Includes 188,223 shares held directly, 100 shares held in Trust for his grandchildren and 5,000 shares which Mr. Bush has the right to acquire under the Company’s 1994 Stock Option Plan.

(8)	Includes 15,000 shares which Mr. Cropper has the right to acquire under the Company’s 1994 Stock Option Plan.

(9)	Includes 2,000 shares held directly and 30,000 shares which Mr. Gaul has the right to acquire under the Company’s 1994 Stock Option Plan.

(10)	Includes 3,000 shares held directly and 46,000 shares which Mr. Hagg has the right to acquire under the Company’s 1994 Stock Option Plan.

(11)

Includes 3,000 shares held directly, 10,100 shares held indirectly by Mr. Jamieson through Jaco Oil Company, a corporation, and 46,000 shares which Mr. Jamieson has the right to acquire under the Company’s 1994 Stock Option Plan.

(12)

Includes 102,297 shares held directly by Officers, 8,765 shares held indirectly by Officers in the Company’s 401(k) Thrift Plan and 271,437 shares which the Company’s Officers have the right to acquire upon the exercise of options granted under the Company’s 1994 Stock Option Plan.

(13)

Does not include 52,476 units in a stock account owned by the Directors which represent the economic equivalent of shares of Common Stock which have been earned by six of the Directors through the Non-Employee Directors Deferred Compensation Plan. These share equivalents are subject to Common Stock market price fluctuations and are non-voting. Stock account units owned as of March 14, 2005 were 11,315 for Mr. Young, 1,482 by Mr. Heinemann, 5,206 by Mr. Busch, 10,786 by Mr. Gaul, 11,153 by Mr. Hagg and 12,535 by Mr. Jamieson.

PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of December 31, 2004, information regarding the voting securities of the Company owned beneficially, within the meaning of the rules of the Securities and Exchange Commission, by persons, other than Directors or Officers, known by the Company to own beneficially more than 5% of the indicated class:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Class A Common Stock	UnionBanCal Corporation 445 South Figueroa St., Third Floor Los Angeles, CA 90017	1,481,437 (1)	7.0%

Class A Common Stock	Winberta Holdings, Ltd. c/o Berry Petroleum Company 5201 Truxtun Avenue, Suite 300 Bakersfield, CA 93309	1,027,058 (2)	4.9%

Class B Stock	Winberta Holdings, Ltd. c/o Berry Petroleum Company 5201 Truxtun Avenue, Suite 300 Bakersfield, CA 93309	898,892 (2)	100%

(1)	As reflected in Schedule 13G/A, dated January 18, 2005, and filed with the Securities and Exchange Commission by UnionBanCal Corporation (Union Bank). According to the Schedule 13G/A, Union Bank is

the trustee of certain trusts to which the trustors retain voting and investment power and Union Bank has shared dispositive power on the shares indicated. In addition, Union Bank holds 10,000 shares included above for which it has sole voting and dispositive power and an additional 12,937 shares for which it has shared voting and dispositive power.

(2)

As reflected in Schedule 13G/A, dated February 4, 2005, and filed with the Securities and Exchange Commission by Winberta Holdings Ltd. (Winberta). According to the Schedule 13G/A, Winberta has sole voting and dispositive power on all of the shares indicated. The Class B Stock shares are convertible into Class A Common Stock at the request of Winberta. The Class A Common Stock and Class B Stock are voted as a single class, as noted on Page 1 of this Proxy Statement. Winberta’s combined shares comprise 8.8% of the total Capital Stock outstanding for the Company.

To the Company’s knowledge, the above numbers remain accurate as of March 14, 2005.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission rules require that Directors, Executive Officers and beneficial owners of 10% or more of any class of equity securities report to the Securities and Exchange Commission changes in their beneficial ownership of the Company’s Capital Stock and that any late filings be disclosed. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required, the Company believes in 2004 that there was compliance with all Section 16(a) filing requirements except for Mr. Busch who filed one late Form 4 to report the sale of shares from a family trust at Union Bank for which he is not a trustee but does have an ownership interest.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

CORPORATE GOVERANCE AND BOARD MATTERS

Nominees for Election

     The Company’s Directors are elected at each Annual Meeting of Shareholders. At the Annual Meeting, nine Directors, constituting the authorized number of directors, will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the Annual Meeting up to the number of authorized Directors will be elected.

     The nominees for election as Directors at the Annual Meeting are set forth in the table below and are all incumbent Directors who were elected at the May 2004 Annual Meeting of Shareholders. The ages shown are as of December 31, 2004. Each of the nominees has consented to serve as a Director if elected. Unless authority to vote for any Director is withheld in a proxy, it is intended that each proxy will be voted FOR such nominees. In the event that any of the nominees for Director should, before the Meeting, become unable to serve, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company’s existing Board of Directors, unless other directions are given in the proxies. To the best of the Company’s knowledge, all the nominees will be available to serve.

Nominee	Age	Position	Director Since

Martin H. Young, Jr.	52	Chairman of the Board and Director	1999
Robert F. Heinemann	51	President, Chief Executive Officer and Director	2002
William F. Berry	63	Director	1985
Ralph B. Busch, III	45	Director	1996
William E. Bush, Jr.	57	Director	1986
Stephen L. Cropper	54	Director	2002
J. Herbert Gaul, Jr.	61	Director	1999
John A. Hagg	57	Director	1994
Thomas J. Jamieson	61	Director	1993

Set forth below is information concerning each of the nominee Directors of Berry.

     Mr. Young was named Chairman of the Board of Directors on June 16, 2004 and is a member of the Audit Committee. Mr. Young has been the Senior Vice President and Chief Financial Officer of Falcon Seaboard Holdings, L.P. (Falcon) and its predecessor Falcon Seaboard Resources, Inc. since 1992. Falcon is a private energy company involved in power production, power demand management, natural gas exploration and production, real estate and private investments. Mr. Young is also the Chairman of the Board of the Texas Mutual Insurance Company, the largest provider of workers’ compensation insurance in the State of Texas. Prior to his employment with Falcon, Mr. Young had 13 years of banking experience, the last 10 working for a major California bank as the Vice President/Area Manager for the corporate banking group.

     Mr. Heinemann was named the President and Chief Executive Officer on June 16, 2004 and was previously named the interim President and interim Chief Executive Officer on April 26, 2004 and the Chairman of the Board from April 1, 2004 until June 16, 2004. From December 5, 2003, to March 31, 2004, Mr. Heinemann was the Director designated to serve as the presiding Director at executive sessions of the Board in the absences of the Chairman and to act as liaison between the independent Directors and the Chief Executive Officer. From 2000 until 2002, Mr. Heinemann served as the Senior Vice President and Chief Technology Officer of Halliburton Company and as the Chairman of the Halliburton Technology Advisory Committee. He was previously with Mobil Oil Corporation (Mobil) where he served in a variety of positions for Mobil and its various affiliate companies in the energy and technical fields from 1981 to 1999, most recently as the Vice President of Mobil Technology Company and the General Manager of the Mobil Exploration and Producing Technical Center.

     Mr. Berry is a member of the Compensation Committee and was a member of the Corporate Governance and Nominating Committee until February 24, 2005. Mr. Berry is a private investor and was involved in investment banking for a major California bank for over 20 years. Mr. Berry is a cousin to William E. Bush, Jr., and Ralph B.

Busch, III.

     Mr. Busch is a member of the Audit Committee and a member of the Corporate Governance and Nominating Committee. Prior to February 24, 2005, Mr. Busch served on the Compensation Committee. Mr. Busch is currently Executive Vice President and Chief Operating Officer for Aon Risk Services of Central California. Prior to his position with Aon Risk Services, Mr. Busch was President of Central Coast Financial from 1986 to 1993. Mr. Busch is a cousin to William F. Berry and William E. Bush, Jr.

     Mr. Bush is the Chairman of the Corporate Governance and Nominating Committee. Mr. Bush is an independent marketing and seed treatment consultant. Mr. Bush was formerly the Plant Manager of California Planting Cotton Seed Distributors from 1987 to 2000. Mr. Bush became a director of Eagle Creek Mining & Drilling (Eagle Creek) in 2003 and was previously a director of Eagle Creek from 1985 to 1998. Mr. Bush is a cousin to William F. Berry and Ralph B. Busch, III.

     Mr. Cropper is the Chairman of the Audit Committee. Mr. Cropper is a consultant and private investor. Mr. Cropper retired in 1998 after 25 years with The Williams Companies, most recently serving as the President and CEO of Williams Energy Services, which was involved in various energy related businesses. Mr. Cropper is also a director of four public entities, Sunoco Logistics Partners LP, Energy Transfer Partners, Rental Car Finance Corp. and NRG Energy, Inc. Mr. Cropper also serves as a Trustee for Oklahoma State University in Tulsa and is on the board of several community and industry associations.

     Mr. Gaul is a member of the Corporate Governance and Nominating Committee and a member of the Audit Committee. Prior to February 24, 2005, Mr. Gaul served as Chairman of the Corporate Governance and Nominating Committee. Mr. Gaul is a private investor. Mr. Gaul was the Chief Financial Officer for Gentek Building Products from 1995 to 1997 and served for over 25 years in senior treasury or finance positions with various other companies.

     Mr. Hagg is the Chairman of the Compensation Committee. Mr. Hagg is a director of TSX Group Inc., the parent company of The Toronto Stock Exchange and The TSX Venture Exchange. Mr. Hagg is also a director for Tristone Capital Advisors Inc, the parent company of a Canadian investment dealer. Mr. Hagg was the Chairman of the Board of Northstar Energy Corporation (Northstar) from 1982 until 2001 and President and Chief Executive Officer from 1985 until 1999. Mr. Hagg was also a director of Devon Energy Corp. (Devon) from 1998 to 2000, subsequent to Devon’s merger with Northstar.

     Mr. Jamieson is a member of the Compensation Committee and of the Audit Committee and prior to February 24, 2005, served as Chairman of the Compensation Committee. Mr. Jamieson is the Chief Executive Officer, President and founder of Jaco Oil Company since 1970 and the majority owner and founder of Wholesale Fuels, Inc. since 1983. Jaco Oil Company, based in Bakersfield, California, is one of the largest independent gasoline marketers in the Western United States. Mr. Jamieson is also involved in real estate and oil and gas properties.

Governance and Board Matters

     Berry Petroleum Company is committed to having sound corporate governance principles. Having such principles is essential to running Berry’s business efficiently and to maintaining Berry’s integrity in the marketplace. Berry’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Officers and other documents of interest are available at http://www.bry.com/ or by writing to the Company, attention Investor Relations. The contents of the Company’s website are not incorporated into this document.

Board Independence

     In February 2005, the Board, upon recommendation of the Corporate Governance and Nominating Committee, adopted the following Director Independence Standards:

DIRECTOR INDEPENDENCE STANDARDS

     To be considered independent for purposes of these standards, a member (Director) of the Board of Directors (Board) of Berry Petroleum Company (Company) must be affirmatively determined, by resolution of the Board as a whole, after due deliberation, to have no material relationship with the Company other than as a Director, either directly or indirectly (such as a partner or executive officer of another entity that has a relationship with the Company). In each case, the Board shall broadly consider all relevant facts and circumstances. These determinations will be made public annually prior to the Directors standing for election to the Board. In each case, the Board shall broadly consider all relevant facts and circumstances and shall apply, among others, the following standards:

     1. In no event will a Director be considered independent if:

          (i) the Director is or has been within the last three years, employed by the Company. Employment as an interim Chairman, President, Chief Executive Officer or other Executive Officer will not disqualify a Director from being considered independent following that employment;

          (ii) an immediate family member of the Director is or has been within the last three years employed by the Company as an Executive Officer;

          (iii) the Director, or an immediate family member of the Director, has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company (other than Director’s fees and pension or other forms of deferred compensation for prior service with the Company). Compensation received by a Director for service as an interim Chairman, President, Chief Executive Officer or other Executive Officer and compensation received by a member of the Director’s immediate family for service as a non-executive employee of the Company will not be considered in determining independence under this test;

          (iv) the Director, or an immediate family member, is a current partner of a firm that is the Company’s internal or external auditor or its principal outside law firm;

          (v) the Director is a current employee of the Company’s internal or external auditor or its principal outside law firm;

          (vi) an immediate family member of the Director is currently employed by the Company’s internal or external auditor or its principal outside law firm and such family member participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice;

          (vii) the Director or an immediate family member was, within the last three years (but is no longer) a partner or employee of the Company’s internal or external auditor or its principal outside law firm and personally worked on the Company’s audit within that time;

          (viii) the Director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present Executive Officers, at the same time, serves or served on that company’s compensation committee; and

          (ix) the Director is a current employee, or any of the Director’s immediate family is a current executive officer, of a company (including any tax-exempt entity) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

     2. The mere ownership by a Director of equity securities of the Company shall not in and of itself be deemed to be a material relationship or transaction that would cause a Director not to be independent.

     3. To help maintain the independence of the Board, all Directors are required to deal at arm’s length with the Company and to disclose circumstances material to the Director that might be perceived as a conflict of interest.

     4. Whether Directors meet these categorical independence tests will be reviewed and will be made public annually prior to their standing for re-election to the Board. For relationships not covered by these guidelines, the determination of whether the relationship is material or not, and therefore whether the Director would be independent or not, shall be made by the Directors who satisfy the independence guidelines.

     The Board has determined after careful review that with the exception of Mr. Heinemann, the President and Chief Executive Officer, each of the current Directors ( Mr. William F. Berry, Mr. Ralph B. Busch, III, Mr. William E. Bush, Jr., Mr. Stephen L. Cropper, Mr. J. Herbert Gaul, Jr., Mr. John A. Hagg, Mr. Thomas J. Jamieson and Mr. Martin H. Young, Jr.) standing for re-election has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the Company’s Director Independence Standards. All Board committees are entirely comprised of independent Directors.

Committees and Meetings

     The Board of Directors has an Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

  The Audit Committee

     The Audit Committee of the Board of Directors consists of Messrs. Busch, Cropper, Gaul, Jamieson, and Young. The Board has determined that each of Messrs. Cropper, Gaul, Jamieson and Young is an audit committee financial expert as defined in Item 401(h) of Regulation S-K and that each member of the Audit Committee is an independent director as defined in the Exchange Act. Mr. Cropper serves as the Chairman of the Committee. Effective February 24, 2005, Mr. Busch was added as a member of the Audit Committee. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to auditing performance and practices, risk management, financial and credit risks, accounting policies, internal control, tax matters, financial reporting and financial disclosure practices of the Company. The Committee is responsible for reviewing and selecting the Company’s independent registered public accounting firm, reviewing the scope of the annual audit, pre-approving the nature of non-audit services, approving the fees to be paid to the independent registered public accounting firm, reviewing the performance of the Company’s independent registered public accounting firm, reviewing the accounting practices of the Company and other tasks as described in the Audit Committee’s Charter. The Board approved Charter of the Committee was last revised on February 24, 2005 and is available at http://www.bry.com/ or by writing to the Company, attention Investor Relations. The contents of the Company’s website are not incorporated into this Proxy Statement.

  The Compensation Committee

     The Compensation Committee of the Board of Directors consists of Messrs. Berry, Hagg and Jamieson. Effective February 24, 2005, Mr. Hagg replaced Mr. Jamieson as Chairman of the Compensation Committee and Mr. Berry joined the Compensation Committee. Mr. Busch served on the Compensation Committee prior to that date. The Compensation Committee is responsible for recommending to the Board of Directors total compensation for Executive Officers, including but not limited to, salaries, bonuses and all equity-based compensation, in conjunction with all the independent Directors evaluating the performance of the Chief Executive Officer, for reviewing general plans of compensation and benefit programs for Company employees, for recommending Director compensation, and for reviewing and approving awards under Berry’s Bonus Plan (Bonus Plan). In addition, the Committee is charged with the responsibility, subject to certain authority reserved to the Board of Directors, of administering the Company’s 2005 Equity Incentive Plan, if approved by the Shareholders at the May 2005 Annual Meeting, and the 1994 Stock Option Plan. The Board approved Charter of the Committee is available at http://www.bry.com/ or by writing to the Company, attention Investor Relations. The contents of the Company’s website are not incorporated into this Proxy Statement.

  The Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee of the Board of Directors consist of Messrs. Bush, Busch and Gaul. Mr. Bush serves as Chairman of the Committee. Effective February 24, 2005, Mr. Busch was added as a member of the Corporate Governance and Nominating Committee. Mr. Berry served on the Corporate Governance and Nominating Committee prior to that date. Mr. Gaul served as Chairman of the Corporate Governance and Nominating Committee prior to February 24, 2005. The Corporate Governance and Nominating Committee is responsible for the development of governance guidelines and practices for the effective operation of the Board in fulfilling its responsibilities; the review and assessment of the performance of the Board; and the nomination of prospective Directors for the Company’s Board of Directors and Board committee memberships. The Company regularly monitors developments in the areas of corporate governance. The Board approved Charter of the Corporate Governance and Nominating Committee is available at http://www.bry.com/ or by writing to the Company, attention Investor Relations. The contents of the Company’s website are not incorporated into this Proxy Statement.

     During 2004, the Board of Directors held thirteen meetings, the Audit Committee held eight meetings, the Compensation Committee held five meetings and the Corporate Governance and Nominating Committee held seven meetings. All of the nominees holding office attended at least 75% of the Board meetings and meetings of committees of which they were members. Directors are encouraged to attend annual meetings. All of the Company’s Directors were present at the annual meeting held on May 20, 2004.

Consideration of Director Nominees

Shareholder Nominees

     If a shareholder wishes to recommend a nominee for the Board of Directors, the shareholder should write to the Corporate Secretary of the Company at:

Corporate Secretary
Berry Petroleum Company
5201 Truxtun Avenue
Suite 300
Bakersfield, CA 93309

     Shareholders should specify the name and address of the nominee and the qualifications of such nominee for membership on the Board of Directors. All such recommendations will be brought to the attention of the Corporate Governance and Nominating Committee.

Evaluating Nominees for Director

     Nominations for open Board positions may come from a variety of sources including business contacts of current and former directors or officers, the use of a professional search firm selected by the Corporate Governance and Nominating Committee and shareholder nominations. In evaluating such nominations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, skills and experience on the Board. Each nominee will be considered based on the need or desire to fill existing vacancies or expand the size of the Board and otherwise to select nominees that best suit the Company’s needs.

Director Qualifications

     Director candidates will be evaluated based on criteria developed by the Corporate Governance and Nominating Committee from time to time for each individual vacancy. Qualifications that will be considered for all nominees include, but are not limited to:

  the ability of the prospective nominee to represent the interests of the shareholders of the Company;

  the prospective nominee’s personal and professional experiences and expertise;

  the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

  the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties.

Additional Information Concerning Directors

     Effective January 1, 2005, non-employee Directors are paid a quarterly fee of $7,500, plus $1,200 per day for each Board meeting day attended and $1,200 per day for each committee meeting attended which is not held on the same day as the Board meeting. As of January 1, 2005, the Audit Committee Chairman receives an additional $2,500 per quarter and the Chairmen of the Compensation and Corporate Governance and Nominating Committees each receive an additional $750 per quarter. Effective January 1, 2005, the Chairman of the Board receives an annual Director’s fee of $100,000 payable monthly with no additional compensation for the meeting fees that are paid to other non-employee Directors. From January 2004 to December 2004, the quarterly fee for Directors was $5,750 and meeting fees were $1,100 with the Chairman of the Audit Committee receiving an additional $2,500 per quarter. Effective April 1, 2004, the Chairman of the Board position was compensated at the annual rate of $125,000 payable monthly with no additional compensation for the meeting fees that are paid to other non-employee Directors, however, on April 26, 2004, Mr. Heinemann was named the Interim President and Interim Chief Executive Officer and received no further compensation as a Director or as Chairman of the Board. From June 16, 2004 until December 31, 2004, the Chairman of the Board was compensated with an annual Director’s fee of $75,000 payable monthly with no additional compensation for the meeting fees that are paid to other non-employee Directors. Non-employee Directors can elect to have their quarterly and meeting fees paid in cash, or defer payment until their resignation from the Board of Directors in an interest account or to a stock unit account which mirrors the Company’s Common Stock under deferral provisions of the Non-Employee Directors Deferred Compensation Plan. The Company reimburses all Directors for their reasonable expenses in connection with their activities as Directors of the Company.

     The Company’s 1994 Stock Option Plan, which expired on December 2, 2004, provided for a formula grant of 5,000 options annually to each non-employee Director holding office on December 2nd of each year. Option grants to non-employee Directors consisted of 5,000 options on December 2, 2004 at $43.54, 5,000 options on December 2, 2003 at $19.22 and 5,000 options on December 2, 2002 at $16.14. The exercise price of the options is the closing price of Berry Petroleum Company Class A Common Stock as reported by the New York Stock Exchange for the date of grant. The maximum option exercise period is ten years from the date of the grant. The options issued to the Directors vest immediately. The 2005 Equity Incentive Plan, which is being submitted for approval with this proxy, contains provisions for future equity grants to members of the Board of Directors.

Communications with the Board

     Individuals may communicate with the Board by writing to:

Board of Directors
Berry Petroleum Company
5201 Truxtun Avenue
Suite 300
Bakersfield, CA 93309

     Communications that are intended specifically for the independent Directors should be sent to the address above to the attention of the Chairman of the Board. Company personnel designated by the Company will review and create a log of all such correspondence that, in the opinion of the Company, deals with the functions of the Board or committees thereof. The Chairman of the Board periodically reviews the log of all such correspondence received by the Company and determines which items to bring to the attention of the full Board or to any particular Committee of the Board.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part,the following reports of the Audit Committee, the Compensation Committee and the performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the reports or the performance graph by reference therein.

Report of the Audit Committee of the Board of Directors

     The Audit Committee of the Board of Directors consists of Messrs. Cropper, Busch, Gaul, Jamieson, and Young. The Board has determined that each of Messrs. Cropper, Gaul, Jamieson and Young is an audit committee financial expert as defined in Item 401(h) of Regulation S-K and that each member of the Audit Committee is an independent director as defined in the Exchange Act. Mr. Cropper serves as the Chairman of the Committee. Mr. Busch joined the Audit Committee on February 24, 2005. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to auditing performance and practices, risk management, financial and credit risks, accounting policies, internal control, tax matters, financial reporting and financial disclosure practices of the Company. The Committee is responsible for reviewing and selecting the Company’s independent registered public accounting firm, reviewing the scope of the annual audit, pre-approving the nature of non-audit services, approving the fees to be paid to the independent registered public accounting firm, reviewing the performance of the Company’s independent registered public accounting firm, reviewing the accounting practices of the Company and other tasks as described in the Audit Committee’s Charter, which is available at http://www.bry.com/ or by writing to the Company, attention Investor Relations.

     We have reviewed and discussed with Management the Company’s audited financial statements as of, and for the year ended December 31, 2004.

     We have discussed with the independent registered public accounting firm, PricewaterhouseCoopers LLP (PWC), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from PWC required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the independent registered public accounting firm the auditors’ independence. The Audit Committee has reviewed the services provided by the independent registered public accounting firm and has specifically pre-approved all services performed by the auditor and determined that all fees billed by PWC for non-audit services are compatible with maintaining the auditor’s independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

March 24, 2005	Stephen L. Cropper (Chairman) J. Herbert Gaul, Jr. Martin H. Young, Jr.	Ralph B. Busch, III. Thomas J. Jamieson

Report of the Compensation Committee of the Board of Directors

Executive Compensation

     The Compensation Committee of the Board has furnished the following report on executive compensation for fiscal 2004.

     Until February 25, 2005, the Compensation Committee of the Board of Directors consisted of Messrs. Busch, Hagg and Jamieson. Mr. Jamieson served as Chairman of the Committee. This is the Report of that Compensation Committee reflecting its philosophy and actions during 2004. Effective February 25, 2005, the Compensation Committee consists of Messrs. Hagg, Berry and Jamieson with Mr. Hagg serving as Chairman. All members of the Committee have been determined to be independent by the Board of Directors. The Committee is committed to a strong link between business performance and the attainment of strategic goals and the overall compensation and benefit programs taking into consideration the competitive employment environment. The specific duties and responsibilities of the Committee are described in the charter of the Committee which is available on the Company’s website at http://www.bry.com/ or by writing to the Company, attention Investor Relations.

     In carrying out its responsibilities, the Committee is authorized to engage outside advisors as the Committee deems appropriate and has done so from time to time.

     The Company’s compensation policy is designed to support the overall objective of maximizing the return to Berry’s shareholders by:

–	Attracting, developing, rewarding, and retaining highly qualified and productive individuals.

–	Directly aligning compensation to both Company and individual performance.

–	Ensuring compensation levels that are externally competitive and internally equitable.

–	Encouraging executive stock ownership to enhance a mutuality of interest with the Company’s shareholders.

     It is the Committee’s practice to provide incentives that promote both short term and long term financial objectives of the Company and appropriate to the nature of the assets of the Company. Base salary and short term incentive plan compensation are designed to reward achievement of short term objectives while the long term incentive plan compensation is intended to encourage particularly executives to focus on the long term goals of the Company.

     During 2004, the Committee met five times. The Committee engaged the services of an independent compensation consultant who met with the Chairman several times and produced for the Committee a compensation study providing competitive data for companies deemed comparable to the Company as well as providing information on different structures for executive officer and Director compensation. In addition, the Company subscribed to several industry services providing competitive salary and benefit information for a variety of positions and keyed to the geographic areas in which the Company conducts its business. In 2004, the Company underwent a change in its Chief Executive Officer. In April 2004, the then President and Chief Executive Officer retired and Mr. Robert F. Heinemann, then Chairman of the Board and a Director, was appointed interim President and interim Chief Executive Officer. After consideration of many courses of action, on June 16, 2004, Mr. Heinemann was appointed President and Chief Executive Officer and he ceased to be Chairman of the Board. The Committee met several times to discuss not only compensation for the interim President and Chief Executive Officer, but also for the full-time President and Chief Executive Officer. Separately, the Committee suggested revisions to its charter to the Corporate Governance and Nominating Committee and to the Board of Directors. The revisions were suggested to ensure compliance with revised New York Stock Exchange requirements. The revisions were subsequently adopted by the Compensation Committee and the Board of Directors.

     The following is a description of the elements of executive compensation and how each relates to the objectives and policy outlined above.

Base Salary

     The Committee reviews each Executive Officer and certain other Management employees’ salaries annually. In determining appropriate salary levels, the Committee considers the level and scope of responsibility, experience, Company and individual performance, internal equity, as well as pay practices of other companies relating to executives of similar responsibility. By design, the Company strives to set executives’ salaries at or close to competitive market levels.

Short-Term Incentive Plan Compensation

     The Short-Term Incentive Plan (Bonus Plan) awards cash bonuses to executives and other employees to recognize and reward Company and individual performance. Subject to the Board’s discretion to vary the targets, the Bonus Plan was restructured in 2001 to focus on three specific Company targets, these being: production volume, reserve replacement and non-steam operating costs. Based on the Company’s net income, the Bonus Plan dedicates an annual incentive fund for eligible employees involved in decision-making roles which affect the Company’s business performance and the attainment of established strategic goals. Bonuses may also be awarded at the discretion of the Chief Executive Officer to other employees whose efforts and performance are judged to be exceptional. In recognition of the exceptional performance of the Company in 2004, on a one-time basis bonuses were awarded to all employees. The Company anticipates that future annual bonuses, if any, will be determined at year end. Cash bonuses paid in 2004, 2003 and 2002 were $996,000, $465,000 and $669,000, respectively. Cash bonuses of $1,488,000 were determined and declared in November 2004 based on 2004 performance and paid in January 2005.

     The amount an individual may earn is directly dependent upon the individual’s position, responsibility, and ability to impact the Company’s operating and/or financial success. External market data is reviewed periodically to determine the competitiveness of the Company’s incentive programs for eligible individuals.

     Under the auspices of the Compensation Committee, the Company is developing an updated Short-Term Incentive Compensation Plan that will be implemented in 2005. All employees will be included in the plan for compensation purposes. This new incentive plan is based on Companywide and regional performance metrics and includes targets for production, reserve additions, operating costs, finding and developing costs, net income and environmental, health and safety outcomes. The plan is intended to align employee incentives to achievement of the Company’s strategic plans.

Long-Term Incentive Plan Compensation

Non-Statutory Stock Option Plan (Stock Option Plan)

     The purpose of this plan was to provide additional incentives to employees to stay focused on the long-term goal of maximizing shareholder value and to encourage Management to own and hold the Company’s stock and tie their long-term economic interests directly to those of the Company’s shareholders. While the Compensation Committee maintained substantial flexibility in the operation of the Stock Option Plan, it was restructured in early 2001 to consider the link of the quantity of options allowable for grant with the Company’s stock performance measured in comparison to a select peer group of other U.S. based exploration and production companies. The Stock Option Plan utilized vesting periods to encourage key employees to continue in the employ of the Company and granted options which have an exercise price at market value on the date of grant. The Compensation Committee was charged with the responsibility for administering and granting non-statutory stock options. As of December 2, 2004, the Stock Option Plan expired. Since that time, the Committee has considered the establishment of a new plan to provide appropriate long-term incentives and the Berry Petroleum Company 2005 Equity Incentive Plan is being recommended for approval by the shareholders in this Proxy Statement. Under the Stock Option Plan, options granted in 2004, 2003, and 2002 to employees were 527,750, 366,500 and 191,200, respectively.

401(k) Excess Company Match

     As described otherwise in this Proxy Statement, the Company maintains a 401(k) Plan with a Company match. All employees of the Company are encouraged to participate. The Chief Executive Officer and other executives participate in the same manner as all other employees, however, under Internal Revenue Code limitations, the amount that the executives can contribute (and therefore the corresponding Company match) is limited such that the executives do not necessarily receive the same proportionate benefit as all other employees. The Company has provided that the difference between what the executives would otherwise receive as a contribution into the 401(k) Plan based on their eligible 401(k) compensation and the limit on that contribution should be paid to the executives as additional compensation each year. For 2004, the total amount paid in January 2005 for the excess Company match to the executives who were subject to the cap was $4,113.

Split Dollar Insurance Policies

     Since 1984, the Company had provided its senior executives with a form of executive life insurance policies and since 1992 the Company had provided split dollar life insurance policies for the senior executives. Under the commonly used methodology for payment of premiums, it could have been deemed that some of the premium paid by the Company would have been considered a loan to the executive. Pending clarification and interpretation of the rules of the Internal Revenue Service and the Securities and Exchange Commission relative to the interpretation of this program, in 2003 and 2004, the Company changed its program such that these executive employees were charged with paying their own premiums. In March 2005 new executive life insurance policies were added to replace the historic split dollar policies. In 2004, the Company did not incur any expense for the executive group subject to this benefit and expects that the cost will be less than $85,000 in 2005.

Other Benefits

     The Executive Officers are entitled to the same benefits coverage as all other employees such as health insurance, 125 Cafeteria Plan, reimbursement of ordinary and reasonable business expenses, and the like with the exception that certain of the executives receive a monthly automobile allowance. In 2004, the total amount the Company paid for automobile allowances for all executives was $35,925.

     The Company does not currently offer any deferred compensation program, supplemental executive retirement plan or any financial planning services for or to its senior executives, although the Company may consider such programs in the future.

Chief Executive Officer

     The Committee believes Mr. Heinemann has done an outstanding job of leading and managing the Company during a rapidly-changing period for the Company. Following the retirement of Mr. Hoffman, Mr. Heinemann, as interim Chief Executive Officer, was able to lead the Company without significant disruption in its business while the Board considered the various possible causes of action for selection of a new Chief Executive Officer. Ultimately, Mr. Heinemann and the Board agreed to his being named permanent President and Chief Executive Officer thereby affording the Company minimal disruption and the services of a person already familiar with the Company and with an extensive industry background and in particular technical skills, knowledge and experience. In 2004, Mr. Heinemann has done an excellent job of maintaining the momentum of the Company through 1) the accomplishment of one of its key strategic goals of diversifying into additional core areas outside of California and specifically in the Rocky Mountains and in natural gas production through the culmination of several joint venture arrangements with industry partners in the Uinta Basin area, the acquisition of production in the Tri-State Niobrara Basin and other acquisitions within the same areas, building on the Company’s core properties, 2) ongoing expanded technical enhancement of the core California operations and 3) management of the Chief Executive Officer change.

     Upon Mr. Heinemann’s appointment as full-time President and Chief Executive Officer, the Company and Mr. Heinemann entered into a written Employment Agreement (the Agreement) which provides for a Base Salary of $375,000 and specifies Mr. Heinemann’s eligibility for discretionary annual bonuses. The term of the Agreement is three years unless earlier terminated pursuant to its terms. In the event of a termination without cause, the Company shall pay Mr. Heinemann the lesser of two (2) years of his Base Salary or the Base Salary for the remainder of the term of the Agreement, provided that if the Company terminates the Agreement without cause in the third year of the term, the payment shall be one (1) year of Base Salary. In addition, the Company and Mr. Heinemann entered into a Salary Continuation Agreement payable upon a change of control comparable to that afforded to other senior executives pursuant to which the payment owed would be two times the total of Mr. Heinemann’s then regular Base Salary and an amount equal to the average of his discretionary bonus received for the two fiscal years immediately prior to the change of control. Mr. Heinemann’s Employment Agreement and Salary Continuation Agreement were filed as an exhibit to the Company’s Form 10-Q filed on August 9, 2004. Mr. Heinemann received a signing bonus of $300,000 as well as a stock option grant of 100,000 stock options as inducement for Mr. Heinemann to accept the position and in recognition of his foregoing other business opportunities. Mr. Heinemann continues to maintain his residence in Texas, traveling frequently to the Company headquarters in California and to the Denver office, as well as frequent meetings in other locales on Company business. The Company pays for Mr. Heinemann’s travel expenses and other appropriate business expenses. Mr. Heinemann’s compensation incentives are primarily derived from the Bonus Plan and the Stock Option Plan and, if approved by the shareholders, from the 2005 Equity

Incentive Plan. The ultimate value of the stock options received and other equity incentives that may be granted in the future are directly related to the Company’s current and future stock performance.

     For the period of April 1, 2004 to April 26, 2004, Mr. Heinemann served as Chairman of the Board for which he was paid an annual Director’s fee at the rate of $125,000 payable monthly with no additional compensation for the meeting or quarterly fees that are paid to other non-employee Directors. Effective April 26, 2004 until June 16, 2004, Mr. Heinemann’s compensation as interim President and interim Chief Executive Officer was equal to an annual salary of $375,000 paid in the same manner as paid to all other employees with no additional compensation for the meeting or quarterly fees that are paid to non-employee Directors.

     When the Committee considers any component of the Chief Executive Officer’s total compensation, the aggregate amounts and mix of all the components, including accumulated (realized and unrealized) option gains are considered. As part of its decision making, the Committee does consider the relationship between each management level of compensation within the Company as it relates to other management levels.

     On April 26, 2004, Mr. Jerry V. Hoffman, then President and Chief Executive Officer, retired from his employment for personal and health reasons and resigned as a Director and Officer of the Company. Mr. Hoffman was paid a one time lump sum retainer of $375,000 to be on call to assist as needed.

Compliance with Section 162(m) of the Internal Revenue Code

     The Company’s policy with respect to compensation paid to its Executive Officers is, to the extent possible, to deduct compensation that qualifies under Section 162(m) of the Internal Revenue Code, as amended, as an expense. Section 162(m) of the Internal Revenue Code and related Treasury Department regulations restrict deductibility of executive compensation paid to the Company’s Chief Executive Officer and each of the four other most highly compensated Executive Officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such Officers in any year and does not qualify for an exception under the statute or regulations. The Committee endeavors to maximize deductibility of compensation under Section 162(m) of the Tax Code to the extent practicable while maintaining a competitive, performance-based compensation program. However, tax consequences, including but not limited to tax deductibility, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond the control of either the Committee or the Company. In addition, the Committee believes that it is important for it to retain maximum flexibility in designing compensation programs that meet its stated objectives and fit within the Committee’s guiding principles. For all of the foregoing reasons, the Committee, while considering tax deductibility as one of its factors in determining compensation, has not and will not limit compensation to those levels or types of compensation that will be deductible. The Committee will, of course, consider alternative forms of compensation, consistent with its compensation goals that preserve deductibility.

Compensation Committee of the Board of Directors

As of February 24, 2005	Thomas J. Jamieson (Chairman)	Ralph B. Busch, III	John A. Hagg

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

     The following table discloses compensation for fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 received by the Company’s President and Chief Executive Officer (including the former President and Chief Executive Officer) and each of the Company’s four other most highly compensated Executive Officers.

     Effective April 26, 2004, the Board named Mr. Robert F. Heinemann as interim President and interim Chief Executive Officer, effective immediately upon the retirement of Mr. Jerry V. Hoffman, the Company’s former President and Chief Executive Officer. Mr. Heinemann was named President and Chief Executive Officer on June 16, 2004.

Name and Principal Position	Year	Annual Compensation		Long-Term Compensation # of Shares Underlying Options Granted	All Other Compensation (3) (4) (5)
		Salary (1)	Bonus (2)

Robert F. Heinemann,	2004	$236,000	$200,000	165,000	$346,032
President and	2003	$–	$–	–	$–
Chief Executive Officer	2002	$–	$–	–	$–

Jerry V. Hoffman,	2004	$118,000	$–	–	$383,324
Former President and	2003	$375,000	$165,000	60,000	$25,413
Chief Executive Officer	2002	$375,000	$65,000	25,000	$12,458

Ralph J. Goehring	2004	$220,000	$130,000	35,000	$17,303
Executive Vice	2003	$210,000	$65,000	30,000	$25,412
President and Chief	2002	$200,000	$40,000	15,000	$13,931
Financial Officer

Michael Duginski	2004	$210,000	$100,000	35,000	$18,485
Senior Vice President of	2003	$190,000	$75,000	30,000	$19,209
Corporate Development	2002	$160,417	$30,000	55,000	$5,441

Logan Magruder	2004	$210,000	$100,000	35,000	$15,575
Senior Vice President of	2003	$61,107	$50,000	60,000	$429,302
Mid-Continent and	2002	$–	$–	–	$–
Rocky
Mountain Region

Brian L. Rehkopf	2004	$180,000	$50,000	20,000	$16,536
Vice President of	2003	$175,000	$50,000	20,000	$28,207
Engineering	2002	$165,000	$30,000	15,000	$11,667

(1)

Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10 percent of the total amount of annual salary and bonus for any named individual.

(2)	Cash bonuses shown for the three years were generally declared in December of that year and paid in January of the following year.

(3)

Includes Company contributions under the 401(k) Thrift Plan of $5,625, $ - and $ - for Mr. Heinemann, $8,324, $13,433 and $12,000 for Mr. Hoffman, $16,664, $13,837 and $13,667 for Mr. Goehring, $18,275, $13,617 and $5,520 for Mr. Duginski, $15,575, $-, and $ - for Mr. Magruder, and $16,031, $12,542 and $11,275, for Mr.

Rehkopf, respectively, for 2004, 2003 and 2002. Also includes split dollar life insurance compensation of $ -, $ - and $ -, for Mr. Heinemann, $ -, $11,980 and $458 for Mr. Hoffman, $639, $11,575 and $264 for Mr. Goehring, $210, $5,592 and $191 for Mr. Duginski, $ -, $ -, and $ - for Mr. Magruder and $505, $15,665 and $392 for Mr. Rehkopf, respectively, for 2004, 2003 and 2002.

(4)

Mr. Heinemann’s compensation for 2004 includes a $300,000 signing bonus upon his acceptance of the full-time position of President and Chief Executive Officer paid in June of 2004 and $32,083 paid to Mr. Heinemann for his services as a Director and Chairman of the Board prior to becoming an employee. Mr. Magruder’s compensation for 2003 includes $300,000 paid on September 5, 2003 as a success fee upon the Company’s purchase of the Brundage Canyon property and $129,302 which he received as consulting fees prior to his employment with the Company which occurred on August 29, 2003.

(5)	Mr. Hoffman retired from the Company on April 26, 2004. Mr. Hoffman’s compensation includes $375,000 paid at retirement pursuant to an agreement with the Company.

Name	Number of Securities Underlying Options Granted(1)		Percent of Total Options Granted to Employees In 2004 (2)	Exercise Price per Share	Expiration Date	Hypothetical Value at Grant Date (4)

Mr. Heinemann	165,000	(3)	31%	(3)	(3)	$1,475,568
Mr. Hoffman	–		–%	$–	–	$–
Mr. Goehring	35,000		7%	$43.16	Nov.23, 2014	$393,470
Mr. Duginski	35,000		7%	$43.16	Nov.23, 2014	$393,470
Mr. Magruder	35,000		7%	$43.16	Nov.23, 2014	$393,470
Mr. Rehkopf	20,000		4%	$43.16	Nov.23, 2014	$224,840

(1)

Option holders vest in the granted options at the rate of 25% per year, commencing on the first anniversary of the grant date and all grants were at market value on the grant dates. Effective January 1, 2004, the Company voluntarily adopted the fair value method of accounting for its stock option plan as prescribed by SFAS 123, Accounting for Stock-Based Compensation.

(2)	In 2004, the Company granted 527,750 Options to employees.

(3)

Mr. Heinemann’s option grants include 100,000 options at $28.75 which were granted to him on June 16, 2004, on the date he was named the President and Chief Executive Officer, and which expire on June 16, 2014 and 65,000 options at $43.16 granted on November 23, 2004 which expire on November 23, 2014.

(4)

The fair value of each option award is estimated on the date of grant using the Black-Scholes option pricing model. Expected volatilities are based on the historical volatility of the Company’s stock. The Company uses historical data to estimate option exercises and employee terminations within the valuation model; separate groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. The expected term of options granted is based on historical exercise behavior and represents the period of time that options granted are expected to be outstanding. The risk free rate for periods within the contractual life of the option is based on U.S. Treasury rates in effect at the time of grant.

AGGREGATED OPTION EXERCISES IN 2004
AND DECEMBER 31, 2004 OPTION VALUES

	Shares Acquired on Exercise (B)	Value Realized (C)	Number of Securities Underlying Unexercised Options at 12-31-2004		Value of Unexercised In-the- Money Options at 12-31-2004 (A)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Mr. Heinemann	–	$–	10,000	165,000	$300,200	$2,190,100
Mr. Hoffman	61,675	$2,642,703	–	–	$–	$–
Mr. Goehring	17,264	$863,065	107,500	72,500	$3,493,638	$1,253,000
Mr. Duginski	3,250	$158,100	15,000	85,000	$442,200	$1,673,700
Mr. Magruder	–	$–	15,000	80,000	$461,000	$1,541,900
Mr. Rehkopf	8,287	$424,850	97,500	47,500	$3,085,300	$898,200

(A)	The December 31, 2004 New York Stock Exchange closing price of $47.70, the last trading day of the year, was used to value options.

(B)	The shares acquired are the number of shares issued after taxes are withheld on the value realized.

(C)	The value realized is the gross amount of gain realized upon exercise of the holder’s options.

TABLE OF EQUITY COMPENSATION PLAN INFORMATION
As of December 31, 2004

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(3) (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)(3) (c)

Equity compensation plans approved by security holders	1,565,625	$ 25.41	-0-

Equity compensation plans not approved by security holders	-0-	N/A	-0-

Total	1,565,625	$ 25.41	-0-

(1)	Does not include 56,204 shares earned and reserved for issuance from the Non-Employee Directors Deferred Compensation Plan for past compensation deferred.

(2)

Does not include 192,999 shares available and reserved for future issuance from the Non-Employee Directors Deferred Compensation Plan in lieu of future compensation deferred by the Directors in the stock account and includes -0- shares reserved for future option issuance from the Company’s 1994 Non-Statutory Stock Option Plan which expired on December 2, 2004.

(3)	Based on historical averages, the actual shares issued from the 1994 Non-Statutory Stock Option Plan have been at a ratio of approximately four options exercised for each share of Common Stock issued.

Severance Agreements

     The Company has entered into salary continuation agreements with Mr. Heinemann, Mr. Goehring, Mr. Duginski, Mr. Magruder and Mr. Rehkopf which guarantees their salary and bonus, as defined, will be paid in one lump sum based on two years compensation for Mr. Heinemann and based on one years compensation for Mr. Goehring, Mr. Duginski, Mr. Magruder and Mr. Rehkopf following a sale of all or substantially all of the assets of Berry or a merger or other reorganization between Berry and a non-affiliate which results in a change of ownership or operating control (a Change of Control). Salary continuation agreements for certain other executives provide for the payment of one years salary and bonus or six months salary upon a termination of employment in connection with a Change of Control.

Life Insurance Coverage

     The Company provides certain individuals who are Officers or other high-level executives with life insurance coverage in addition to that available to employees under the Company’s group-term life insurance plan. The amount of this life insurance coverage was $ - for Mr. Heinemann, $500,000 for Mr. Goehring, $438,500 for Mr. Duginski, $441,000 for Mr. Rehkopf, and $ - for Mr. Magruder. Depending on certain variables, an executive or beneficiary may be entitled to insurance benefits exceeding the amount of term insurance that could otherwise have been purchased with the portion of the premium payments that are imputed to the executive as taxable income. The Company has had policies of this type and in these relative amounts in place for certain executives for over 20 years. In March 2005, these policies were in the process of being terminated due to their having been replaced with new executive life insurance policies with comparable coverage. The new executive life policies also include policies for Mr. Heinemann and Mr. Magruder.

PERFORMANCE GRAPH

     The following Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Total returns assume $100 invested on December 31, 1999 in shares of Berry Petroleum Company, the Dow Jones Exploration & Production Index, the Russell 2000 and the Standard & Poors 500 Index (S&P 500) assuming reinvestment of dividends for each measurement period. The Company added the Russell 2000 in 1999 and believes it is a good comparison index for the Company’s Performance Graph based on the smaller market capitalization and broader base of companies in the Russell 2000. The information shown is historical and is not necessarily indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG BERRY PETROLEUM COMPANY, THE S & P 500 INDEX,
THE RUSSELL 2000 INDEX AND THE DOW JONES US EXPLORATION & PRODUCTION INDEX

* $100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04

BERRY PETROLEUM COMPANY	100.00	90.65	109.35	121.71	148.50	355.68
S & P 500	100.00	90.89	80.09	62.39	80.29	89.02
RUSSELL 2000	100.00	96.98	99.39	79.03	116.38	137.71
DOW JONES US EXPLORATION & PRODUCTION	100.00	159.71	146.63	149.81	196.34	278.55

Fees to Independent Registered Public Accounting Firm for 2004 and 2003

     The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP (PWC) for the audit of the Company’s annual financial statements for 2004 and 2003 and also includes fees billed for audit related services, tax services and all other services rendered by PWC for 2004 and 2003 (in thousands):

	2004	2003

Audit	$937	$208
Audit Related	142	–
Tax	18	17
All other	–	–

     Audit - This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-K annual report, Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings and submittals or engagements for those years. Also includes attestation services required by statute or regulation including, without limitation, the report on the Company’s internal controls as specified in Section 404 of the Sarbanes-Oxley Act of 2002. These fees include $525,500 and $0 related to Section 404 attestation services in 2004 and 2003, respectively.

     Audit Related - This category consists of assurance and related services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not included above under Audit Fees.

     Tax - This category consists of professional services rendered by PWC, primarily in connection with the Company’s tax compliance, including tax return assistance and technical advice related to the preparation of tax returns and tax planning.

     All Other - This category consists of professional services rendered by PWC for services which do not fit into any of the above categories, such as software licenses and other miscellaneous items.

     PWC did not provide any financial information systems design or implementation services during 2004 or 2003.

     All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by PWC was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Eagle Creek Mining & Drilling, Inc.

     Eagle Creek Mining & Drilling, Inc. (Eagle Creek), a California corporation, was a wholly-owned subsidiary of the Company’s predecessor, Berry Holding Company, until it was spun off to the majority shareholders of the predecessor in 1984. On November 30, 1989, Eagle Creek purchased the assets of S&D Supply Company (S&D), a California partnership. S&D, a retail distributor of oilfield parts and supplies, is now a division of Eagle Creek. The five-year contract whereby the Company purchased oilfield parts and supplies from S&D at competitive prices expired November 30, 1999 and was not renewed. Even though the contract expired, based on competitive pricing, the Company continues to purchase oilfield parts and supplies from S&D. The amounts paid to S&D in 2004, 2003 and 2002 were $635,552, $352,873 and $396,067, respectively. Mr. Bush is a director of Eagle Creek and collectively Mr. Bush and his immediate family, Mr. Busch and his immediate family and Mr. Berry and his immediate family own more than 10% but less than 30% of the stock of Eagle Creek.

Victory Settlement Trust

     In connection with the reorganization of the Company in 1985, a shareholder of Berry Holding Company (BHC), Victory Oil Company (Victory), a California partnership, brought suit against Berry Holding Company (one of Berry’s predecessor companies prior to the reorganization in 1985) and all of its Directors and Officers and certain significant shareholders seeking to enjoin the reorganization. As a result of the reorganization, Victory’s shares of BHC stock were converted into shares of Berry Common Stock representing approximately 9.7% of the shares of Berry Common Stock outstanding immediately subsequent to the reorganization. In 1986, Berry and Victory, together with certain of its affiliates, entered into the Instrument for Settlement of Claims and Mutual Release (the Settlement Agreement).

     The Settlement Agreement provided for the exchange (and retirement) of all shares of Common Stock of Berry held by Victory and certain of its affiliates for certain assets (the Settlement Assets) conveyed by Berry to Victory. The Settlement Assets consisted of (i) a 5% overriding royalty interest in the production removed or sold from certain real property situated in the Midway-Sunset field which is referred to as the Maxwell property (Maxwell Royalty) and (ii) a parcel of real property in Napa, California.

     The shares of BHC originally acquired by Victory and the shares of Berry Common Stock issued to Victory in exchange for the BHC Stock in the reorganization (the Victory Shares) were acquired subject to a legend provision designed to carry out certain provisions of the Will of Clarence J. Berry, the founder of Berry’s predecessor companies. The legend enforces an Equitable Charge (the Equitable Charge) which requires that 37.5% of the dividends declared and paid on such shares from time to time be distributed to a group of lifetime income beneficiaries (the B Group).

     As a result of the Settlement Agreement, the B Group was deprived of the distributions related to the stock that they would have received on the Victory Shares under the Equitable Charge. In order to adequately protect the interests of the B Group, Berry executed a Declaration of Trust (the Victory Settlement Trust). In recognition of the obligations of Berry and Victory with respect to the Equitable Charge, Victory agreed in the Settlement Agreement to pay to Berry in its capacity as trustee under the Victory Settlement Trust, 20% of the 5% Maxwell Royalty (Maxwell B Group Payments). The Maxwell B Group Payments will continue until the death of the last surviving member of the B Group, at which time the payments will cease and the Victory Settlement Trust will terminate. There is one surviving member of the B Group.

     Under the Settlement Agreement, Berry agreed to guarantee that the B Group will receive the same distributions under the Equitable Charge that they would have received had the Victory shares remained as issued and outstanding shares. Accordingly, when Berry declares and pays dividends on its capital stock, it is obligated to calculate separately the applicable distribution (the Trust Payment). Berry will make payments from the Victory Settlement Trust to the surviving member of the B Group, which payments may constitute all or a part of the Trust Payment in March and September of each year. Such payments will be made to the surviving member of the B Group for the remainder of his life. Typically, the Maxwell B Group Payments have contributed to a portion or all of the Trust Payment. Pursuant to the Settlement Agreement, Berry paid $ 148,315 to the Victory Settlement Trust in 2004.

PROPOSAL NO. 2 – APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

     The Board of Directors approved the Berry Petroleum Company 2005 Equity Incentive Plan (the 2005 Plan) on February 24, 2005, upon recommendation of the Compensation Committee and directed that the 2005 Plan be submitted to the shareholders for approval at the annual meeting. The Company has had a form of stock option plan in place since 1987. The latest plan (the 1994 Stock Option Plan) expired on December 2, 2004 and the Board is now proposing a replacement plan. As of March 28, 2005, there were 1,376,900 Non Statutory Stock Options outstanding under the 1994 Stock Option Plan with an average weighted option exercise price of $26.82 and a weighted average remaining contractual life of 8 years. As of December 2, 2004, the 1994 Stock Option Plan expired and no additional stock options are available for issuance under the 1994 Stock Option Plan. On February 28, 2005 there were 21,148,117 and 898,892 shares, respectively, of Class A Common Stock and Class B Stock, issued and outstanding and the Company had approximately 187 full time employees.

     Failure of the Shareholders to approve the 2005 Plan would, in the opinion of the Board, hamper the Company’s efforts to remain competitive in hiring and retention because the Company would not be authorized to offer equity related incentives which are routinely granted to employees at companies with which the Company competes for experienced highly qualified personnel.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
THE BERRY PETROLEUM COMPANY 2005 EQUITY INCENTIVE PLAN.

     Vote Required

     Approval of the 2005 Plan requires the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to be voted on the proposal at the Annual Meeting.

     Summary of the 2005 Plan

     The following is a summary of the principal features of the 2005 Plan. This summary does not purport to be a complete description of the 2005 Plan and is qualified in its entirety by reference to its full text, a copy of which is attached to this Proxy Statement as Appendix A. A copy of the form of the Stock Option Agreement and Stock Appreciation Rights Agreement, under the 2005 Plan have been electronically filed with the Securities and Exchange Commission as Appendix B and C respectively to the Proxy Statement and can be reviewed on the Securities and Exchange Commission’s web site at http://www.sec.gov. A copy of the form of the Stock Option Agreement and Stock Appreciation Rights Agreement may also be obtained without charge by contacting the Secretary of the Company at 5201 Truxtun Avenue, Suite 300, Bakersfield, California 93309.

     General The purpose of the 2005 Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company’s continued progress and, thereby, align participants’ and shareholders’ interests. Stock options, stock appreciation rights (SARs), cash awards and stock awards, including restricted shares and stock units, may be granted under the 2005 Plan. Options granted under the 2005 Plan may be either incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the Code), or nonstatutory stock options.

     Administration The 2005 Plan may be administered by the Board, a committee of the Board, or its delegate (as applicable, the Administrator).

     Eligibility Awards under the 2005 Plan may be granted to employees, directors, and consultants of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company and its related corporations. As of March 28, 2005, there are approximately 187 full time employees and eight Directors eligible to receive awards under the 2005 Plan. The Administrator, in its sole discretion, selects the individuals to whom awards will be granted, the time or times at which such awards are granted, and the terms of such awards. Each calendar year, all outside Directors holding office on a date selected by the Administrator shall receive an annual grant of either a nonstatutory stock option of up to 10,000 shares or a stock award of up to 2,000 shares. An outside Director is also eligible to receive a one-time grant at such outside Director’s initial commencement of service of either a nonstatutory stock option or a stock award. The Administrator will determine the type of annual award and the number of shares that are covered by such award, and will also determine whether outside Directors will receive the one-time grant at their initial commencement of service, and if so granted, determine the type of award and the number of shares that are covered by such award.

     Number of Shares Available Under the 2005 Plan A total of 1,450,000 shares of Common Stock are reserved for issuance under the 2005 Plan. If an award is cancelled, terminates, expires, or lapses for any reason without having been fully exercised or vested, or is settled by less than the full number of shares of Common Stock represented by such award actually being issued, the unvested, cancelled, or unissued shares of Common Stock generally will be returned to the available pool of shares reserved for issuance under the 2005 Plan. The maximum aggregate number of shares that may be issued under the 2005 Plan through the exercise of incentive stock options is 1,450,000.

     Section 162(m) Limitations Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s Chief Executive Officer or any of the four other most highly compensated officers. Certain performance-based compensation is exempt from the deduction limit if it otherwise meets the requirements of Code Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares subject to awards granted to any one individual under the plan. Accordingly, the 2005 Plan provides that no employee may be granted awards covering more than 200,000 shares in any calendar year, except that in connection with his or her initial service, such employee may be granted awards covering up to an additional 200,000 shares. The maximum amount payable pursuant to cash awards granted under the 2005 Plan for any calendar year to any employee that is intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code may not exceed $1,000,000. Shareholder approval of this proposal will constitute shareholder approval of these limitations for Code Section 162(m) purposes.

     Terms and Conditions of Options A stock option is the right to purchase shares of Common Stock at a fixed exercise price for a fixed period of time. Each option will be evidenced by a stock option agreement and will be subject to the following additional terms and conditions.

     Exercise Price The exercise price of options granted under the 2005 Plan must be at least equal to the fair market value of the Common Stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of the Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant. The fair market value of the Common Stock is determined as the average of the highest and lowest quoted sales prices for the Common Stock on the date the option is granted (or if no sales were reported that day, the last preceding day a sale occurred). As of March 14, 2005, the annual meeting record date, the average of the highest and lowest quoted sales prices of Common Stock was $55.43 per share. No option may be repriced to reduce the exercise price of such option without shareholder approval (except in connection with a change in the Company’s capitalization).

     Exercise of Option An option granted under the 2005 Plan generally cannot be exercised until it becomes vested. The Administrator establishes the vesting schedule of each option at the time of grant and the option will expire at the times established by the Administrator. After termination of service of one of the employees, directors, or consultants, he or she may exercise his or her option for the period of time stated in the stock option agreement, to the extent the option is vested on the date of termination. If termination is due to death or disability, the option generally will remain exercisable for 12 months following such termination. In all other cases, the option generally will remain exercisable for four months, except for Section 16 insiders which are exercisable for eight months. However, an option may never be exercised later than the expiration of its term. The term of any option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of outstanding capital stock, the term for incentive stock options must not exceed five years. The Administrator determines the acceptable form of consideration for exercising an option, including the method of payment, either through the terms of the stock option agreement or at the time of exercise of an option.

     Other Provisions The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2005 Plan, as may be determined by the Administrator.

     Terms and Conditions of Stock Awards Stock awards are awards or issuances of shares of Common Stock that vest in accordance with terms and conditions established by the Administrator. Stock awards include stock units, which are bookkeeping entries representing an amount equivalent to the fair market value of a share of Common Stock, payable in cash, property or other shares of stock. Each stock award agreement will contain provisions regarding (1) the number of shares subject to such stock award or a formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retained and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (5) restrictions on the transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the 2005 Plan, as may be determined from time to time by the Administrator.

     Termination of Service In the case of stock awards, including stock units, unless the Administrator determines otherwise, the restricted stock or restricted stock unit agreement will provide that the unvested stock or stock units will be forfeited upon the participant’s termination of service for any reason.

     Vesting The vesting of a stock award may be subject to performance criteria, continued service of the participant, or both.

     Terms and Conditions of SARs A SAR is the right to receive the appreciation in the fair market value of a share of Common Stock in an amount equal to the difference between (a) the fair market value of a share of Common Stock on the date of exercise and (b) the exercise price. This amount will be paid in shares of Common Stock with equivalent value. Each SAR agreement will contain provisions regarding (1) the number of SARs granted, (2) the exercise price, which will be no less than 100% of the fair market value of the Common Stock on the grant date, (3) the term of the SARs, (4) the conditions of exercise, and (5) such other terms and conditions as the Administrator, in its sole discretion, shall determine.

     Terms and Conditions of Cash Awards Cash awards are awards that confer upon the participant the opportunity to earn future cash payments tied to the level of achievement with respect to one or more performance criteria established by the Administrator for a performance period. Each cash award agreement will contain provisions regarding (1) the performance goals and maximum amount payable to the participant as a cash award, (2) the performance criteria and level of achievement versus the criteria that will determine the amount of such payment, (3) the period as to which performance shall be measured for establishing the amount of any payment, (4) the timing of any payment earned by virtue of performance, (5) restrictions on the alienation or transfer of the cash award prior to actual payment, (6) forfeiture provisions, and (7) such further terms and conditions, in each case not inconsistent with the 2005 Plan, as may be determined from time to time by the Administrator. The maximum amount payable pursuant to a cash award for any fiscal year to any participant that is intended to satisfy the requirements for performance based compensation under Section 162(m) of the Code shall not exceed $1,000,000.

     Nontransferability Unless the Administrator determines otherwise, the 2005 Plan does not allow for the transfer of awards other than by beneficiary designation, will or by the laws of descent or distribution and only the participant may exercise an award during his or her lifetime.

     Qualifying Performance Criteria Qualifying Performance Criteria means any one or more of the performance criteria listed below, either individually, alternatively or in combination, applied to either the Company as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the award agreement. The performance criteria may be (1) cash flow; (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (3) earnings per share; (4) growth in earnings, earnings per share or cash flow; (5) stock price; (6) return on equity or average shareholders’ equity; (7) total shareholder return; (8) return on capital; (9) return on assets or net assets; (10) return on investment; (11) revenue; (12) income or net income; (13) operating income or net operating income; (14) operating profit or net operating profit; (15) operating margin; (16) return on operating revenue; (17) reserve replacement; (18) production volume or growth; (19) overhead or other expense reduction; (20) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index; (21) credit rating; (22) strategic plan development and implementation; (23) improvement in workforce diversity, (24) EBITDA; (25) finding and development cost; (26) steam and non-steam operating cost; (27) environmental, health and safety record; and (28) any other similar criteria as may be determined by the Administrator.

     Adjustments Upon Changes In Capitalization, Merger or Sale of Assets Subject to any required action by the Company’s shareholders, (1) the number and kind of shares covered by each outstanding award, and the number and kind of shares of Common Stock which have been authorized for issuance under the 2005 Plan but as to which no awards have yet been granted or which have been returned to the 2005 Plan upon cancellation or expiration of an award, (2) the price per share subject to each outstanding award and (3) the share limitations set forth in Section 3 of the 2005 Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company’s stock, or any other increase or decrease in the number of issued shares of the Company’s stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration.

     In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator, in its discretion, may provide for an option to be fully vested and exercisable until ten days prior to such transaction. In addition, the Administrator may provide that any restrictions on any award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed transaction.

     In the event of a change in control of the Company, as defined in the 2005 Plan and as determined by the Board or a committee of the Board, the Board or committee, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and SARs and terminate any restrictions on stock awards or cash awards, or cancel awards for a cash payment to the participant.

     Amendment and Termination of the Plan The Administrator may amend, alter, suspend or terminate the 2005 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain shareholder approval for any amendment to the 2005 Plan to the extent required by applicable laws. In addition, without limiting the foregoing, unless approved by the Company’s shareholders, no such amendment shall be made that would: (1) increase the maximum number of shares for which awards may be granted under the 2005 Plan, other than an increase pursuant to a change in the Company’s capitalization, (2) reduce the exercise price of outstanding options, or (3) change the class of persons eligible to receive awards under the 2005 Plan. No such action by the Administrator or shareholders may alter or impair any award previously granted under the 2005 Plan without the written consent of the participant. Unless terminated earlier, the 2005 Plan shall terminate ten years from the date of its approval by the shareholders.

     New Plan Benefits Because benefits under the 2005 Plan will depend on the Administrator’s actions and the fair market value of Common Stock at various future dates, it is not possible to determine the benefits that will be received by Directors, Executive Officers and other employees if the 2005 Plan is approved by the Company’s shareholders.

     Certain Federal Income Tax Information

     The following is a general summary as of this date of the federal income tax consequences to the Company and to U.S. participants for awards granted under the 2005 Plan. It does not purport to be complete and does not discuss the tax consequences. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

     Incentive Stock Options For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the Common Stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the exercise date equal to the difference between the exercise price and fair market value of the share on the exercise date. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.

     Nonstatutory Stock Options A participant who receives a nonstatutory stock option with an exercise price equal to or greater than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the Company is subject to tax withholding by the Company.

     Stock Awards Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, a restricted stock award is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

     The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by the Company. If the stock award consists of stock units, generally no taxable income is reportable when stock units are granted to a participant or upon vesting. Upon settlement, the participant will recognize ordinary income in an amount equal to the value of the payment received pursuant to the stock units.

     Stock Appreciation Rights A participant does not recognize any taxable income at the time a SAR is granted. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

     Cash Awards Upon receipt of cash, the participant will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received by an employee or former employee will be subject to tax withholding by the Company.

     Tax Effect for the Company Unless limited by Section 162(m) of the Code, the Company generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a stock option).

SHAREHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal of a shareholder intended to be presented at the next Annual Meeting of Shareholders, expected to be held on May 17, 2006, must be received at the office of the Secretary of the Company by January 18, 2006, if such proposal is to be considered for inclusion in the Company’s proxy statement and form of proxy relating to that meeting.

ANNUAL REPORT

     The Company’s 2004 Annual Report to Shareholders has been mailed to shareholders previously or is being mailed concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of this proxy solicitation material.

     On March 31, 2005, the Company filed its Annual Report on Form 10-K with the Securities and Exchange Commission. This Report contains detailed information concerning the Company and its operations and supplementary financial information which, except for exhibits, are included in the Annual Report to Shareholders. A COPY OF THE EXHIBITS WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, BERRY PETROLEUM COMPANY, 5201 TRUXTUN AVENUE, SUITE 300, BAKERSFIELD, CA 93309.

EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by the Company. In addition to use of the mails, certain Officers, Directors and regular employees of the Company, without receiving additional compensation, may solicit proxies personally by telephone, e-mail or facsimile. The Company may reimburse persons holding shares in their own names or in the names of their nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Company’s independent registered public accounting firm is PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP or its predecessors have audited the Company’s books since 1991, and is expected to have a representative at the Annual Meeting who will have the opportunity to make a statement if they desire to do so and be available at that time to respond to appropriate questions. The Company anticipates that it will use PricewaterhouseCoopers LLP to audit the Company’s financial statements for the year ending December 31, 2005 but has not yet executed an engagement letter.

OTHER MATTERS

     Management knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named on the Form of Proxy will vote on said matters in accordance with the recommendations of the Board of Directors.

     The above Notice, Proxy Statement and Form of Proxy are sent by Order of the Board of Directors.

KENNETH A. OLSON Corporate Secretary
April 8, 2005

Appendix A

BERRY PETROLEUM COMPANY
2005 EQUITY INCENTIVE PLAN

1. Purpose of the Plan. The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2. Definitions. As used herein, the following definitions shall apply:

          "Administrator" shall mean the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

          "Affiliate" shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

          "Applicable Laws" shall mean the requirements relating to the administration of stock plans under federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

          "Award" shall mean, individually or collectively, a grant under the Plan of Options, Stock Awards, SARs, or Cash Awards.

          "Awardee" shall mean a Service Provider who has been granted an Award under the Plan.

          "Award Agreement" shall mean an Option Agreement, Stock Award Agreement, SAR Award Agreement, and/or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

          "Board" shall mean the Board of Directors of the Company.

          "Cash Award" shall mean a bonus opportunity awarded under Section 14 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

          "Change in Control" shall mean and shall be deemed to have occurred if and when any one of the following four events occurs: (i) within the meaning of Section 13(d) of the Exchange Act, any person or group becomes a beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the

Company’s then outstanding securities, without the prior approval of the Company; (ii) an election of Directors not in accord with the recommendations of the majority of the Directors who were in office prior to the pending election; (iii) the stockholders of the Company approve an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not subsidiaries, as a result of which less than 50% of the outstanding securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Company (excluding from the term "former stockholders") a stockholder who is, or as a result of the transaction in question, becomes an "affiliate," as that term is used in the Exchange Act and the Rules promulgated thereunder, of any party to such merger, consolidated or reorganization; or (iv) the stockholders of the Company approve the sale of substantially all of the Company’s business and/or assets (in one transaction or a series of related transactions) to a person or entity which is not a subsidiary.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Committee" shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          "Common Stock" shall mean the common stock of the Company.

          "Company" shall mean Berry Petroleum Company, a Delaware corporation, or its successor.

          "Consultant" shall mean any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

          "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

          "Director" shall mean a member of the Board.

          "Dividend Equivalent" shall mean a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

          "Employee" shall mean a regular, active employee of the Company or any Affiliate, including an Officer and/or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean, unless the Administrator determines otherwise, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.

          "Grant Date" shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

          "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

          "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          "Option" shall mean a right granted under Section 8 and/or 11 of the Plan to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

          "Outside Director" shall mean a Director who is not an Employee.

          "Participant" shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

          "Plan" shall mean this Berry Petroleum Company 2005 Equity Incentive Plan.

          "Qualifying Performance Criteria" shall have the meaning set forth in Section 15(b) of the Plan.

          "Related Corporation" shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

          "Service Provider" shall mean an Employee, Director, or Consultant.

          "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

          "Stock Award" shall mean an award or issuance of Shares or Stock Units made under Section 11 and/or 12 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the "Stock Award Agreement").

          "Stock Appreciation Right" or "SAR" shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 13 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the "SAR Agreement").

          "Stock Unit" shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

          "10% Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

          "Termination of Service" shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

          "Total and Permanent Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

3. Stock Subject to the Plan.

     (a) Aggregate Limits.

     (i) Subject to the adjustments provided for in Section 16 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan through Awards is 1,450,000 Shares. Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 1,450,000 Shares.

     (ii) Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

     (b) Code Section 162(m) Limit. Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 200,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 200,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 16 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section 162(m).

4. Administration of the Plan.

     (a) Procedure.

(i) Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee and/or their delegates.

     (ii) Section 162. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, Awards to "covered employees" within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

     (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

     (iv) Other Administration. The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, "covered employees" under Section 162(m) of the Code.

     (v) Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i) to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii) to determine the type of Award to be granted to the selected Service Provider;

(iv) to approve the forms of Award Agreements for use under the Plan;

     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability, acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi) to correct administrative errors;

(vii) to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

     (viii) to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

     (x) to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 17 of the Plan and may not impair any outstanding Award unless agreed to in writing by the Participant;

     (xi) to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld calculated using the minimum statutory withholding rates interpreted in accordance with applicable accounting requirements. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

     (xii) to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the "Conversion Awards"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv) to determine whether Awards will be adjusted for Dividend Equivalents;

(xv) to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

     (xvi) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

     (xvii) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xviii) to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

     (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5. Eligibility. Awards may be granted to Service Providers of the Company or any of its Affiliates.

6. Term of Plan. The Plan shall become effective upon the effective date of approval of the Plan by stockholders of the Company. It shall continue in effect for a term of ten years from the date the Plan is approved by stockholders of the Company unless terminated earlier under Section 17 of the Plan.

7. Term of Award. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be determined by the Administrator and stated in the Option Agreement; provided, that such term may not exceed ten years from the Grant Date.

8. Options. The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

     (a) Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

     (b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

     (i) In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

     (iii) Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

     (c) Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

     (d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i) cashier’s check, check or wire transfer;

     (ii) subject to any conditions or limitations established by the Administrator, other Shares which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months on the date of surrender or attestation and (B) have a Fair Market Value on the date of surrender or attestation that doesn’t exceed the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iii) consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(v) any combination of the foregoing methods of payment.

     (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

9. Incentive Stock Option Limitations.

     (a) Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

     (b) $100,000 Limitation. Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered.

For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account prior to its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised prior to such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

     (c) Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Related Corporation is not so provided by statute or contract, an Awardee’s employment with the Company shall be deemed terminated on the first day immediately following such three month period of leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

     (d) Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

     (e) Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

     (f) 10% Stockholder. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

     (g) Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Stockholder.

     (i) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

     (ii) An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

     (iii) Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv) The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

     (b) Effect of Termination of Service on Options.

     (i) Generally. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for four months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

     (ii) Disability of Awardee. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s termination. Unless otherwise provided by the Administrator, if at the time of disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant’s disability. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

     (iii) Death of Awardee. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11. Grants To Outside Directors.

     (a) Annual Grants. Each calendar year, all Outside Directors holding office on a date selected by the Administrator during such year shall automatically receive a grant of either a Nonstatutory Stock Option covering up to 10,000 Shares or a Stock Award covering up to 2,000 Shares. The Administrator shall determine the type of Award, the actual number of Shares that are covered by each such Award, and the Grant Date of such Award.

     (b) Initial Grant. Each Outside Director who first becomes a Director after the effective date of the Plan shall be eligible to receive a one-time grant of either a Nonstatutory Stock Option or a Stock Award. The Administrator shall determine whether the Outside Director shall receive a one-time grant, and if so granted, determine the type of Award, the actual number of Shares that are covered by such Award, and the Grant Date of such Award.

     (c) Exercise Price. The Exercise Price of the Options granted to the Outside Directors under this Article shall be equal to 100% of the Fair Market Value of the Shares on the date of grant of such Option.

     (d) Vesting. All of the Awards granted to the Outside Directors under this Article shall be 100% vested on the date of grant of such Award.

     (e) Other Terms. Except as otherwise provided for above, the other terms of the Awards granted to the Outside Directors under this Article shall be determined by the Administrator in accordance with the terms of the Plan.

12. Stock Awards.

     (a) Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

     (b) Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee.

     Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

     (c) Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant.

     (d) Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she was an actual stockholder.

13. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

     (a) Number of SARs. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

     (b) Exercise Price and Other Terms. The per SAR exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

     (c) Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

     (d) SAR Agreement. Each SAR grant shall be evidenced by a SAR Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

     (e) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

     (f) Payment of SAR Amount. Upon exercise of a SAR, the Participant shall be entitled to receive a payment from the Company in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the exercise price of the SAR. This amount shall be paid in Shares of equivalent value.

14. Cash Awards. Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period.

     (a) Cash Award. Each Cash Award shall contain provisions regarding (i) the performance goal(s) and maximum amount payable to the Participant as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) of the Code shall not exceed $1,000,000.

     (b) Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

     (c) Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

     (d) Termination of Service. The Administrator shall have the discretion to determine the effect of a Termination of Service on any Cash Award due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, or (v) participation in a work force restructuring.

15. Other Provisions Applicable to Awards.

     (a) Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The Administrator may make an Award transferable to an Awardee’s family member or any other person or entity. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

     (b) Qualifying Performance Criteria. For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share; (iv) growth in earnings, earnings per share or cash flow (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) reserve replacement; (xviii) production volume or growth; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation; (xxiii) improvement in workforce diversity; (xxiv) EBITDA; (xxv) finding and development cost; (xxvi) steam and non-steam operating cost; (xxvii) environmental, health and safety record; and (xxviii) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or reserves for litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

     (c) Certification. Prior to the payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

     (d) Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction or any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

     (e) Section 409A. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that all Awards granted under this Plan shall not cause an imposition of the additional taxes provided for in Section 409A(a)(1)(B) of the Code.

16. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, and the number and kind of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, (ii) the price per Share subject to each such outstanding Award, and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

     (c) Change in Control. In the event there is a Change in Control of the Company, as determined by the Board or a Committee, the Board or Committee may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and SARs and terminate any restrictions on Stock Awards or Cash Awards; and (iii) provide for the cancellation of Awards for a cash payment to the Participant.

17. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law. Notwithstanding the foregoing, no Award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with a change in the Company’s capitalization), if the effect would be to reduce the exercise price for the Shares underlying such Award.

     (b) Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     (c) Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

18. Designation of Beneficiary.

     (a) An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

     (b) Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

19. No Right to Awards or to Service. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

20. Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, it is the intent of the Company that the Plan shall be administered so that the additional taxes provided for in Section 409A(a)(1)(B) of the Code are not imposed.

21. Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

23. Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

24. Governing Law; Interpretation of Plan and Awards.

     (a) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of California.

     (b) In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

     (c) The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

     (d) The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

     (e) All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

25. Limitation on Liability. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

     (a) The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

     (b) Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26. Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

Appendix B

BERRY PETROLEUM COMPANY
2005 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT

          Unless otherwise defined herein, the terms defined in the Berry Petroleum Company 2005 Equity Incentive Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT.

     You have been granted an option to purchase Common Stock, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Name of Optionee:	_____________________________________________
Total Number of Shares Granted:	_____________________________________________
Type of Option:	_____ Incentive
Stock Option	_____ Nonstatutory Stock Option
Exercise Price per Share:	$____________________________________________
Grant Date:	_____________________________________________
Vesting Commencement Date:	_____________________________________________
Vesting Schedule:	This option may be exercised, in whole or in part, in accordance with the following schedule:
[___________________________________________]
Termination Period:	This option may be exercised for [four months – eight months for executive officers and directors] after the optionee ceases to be a Service Provider. The Administrator determines when the optionee incurs a Termination of Service for this purpose. Upon the death or Total and Permanent Disability of the optionee, this option may be exercised for 12 months after the optionee ceases to be a Service Provider. In no event shall this option be exercised later than the Term/Expiration Date provided for below.
Term/Expiration Date:	_____________________________________________

II. AGREEMENT.

     A. Grant of Option. The Administrator hereby grants to the optionee named in the Notice of Stock Option Grant attached as Part I of this Option Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the "Exercise Price"), subject to the terms and conditions of this Option Agreement and the Plan. This Option is intended to be an Incentive Stock Option ("ISO") or a Nonstatutory Stock Option ("NSO"), as provided in the Notice of Stock Option Grant.

     B. Exercise of Option.

          1. Vesting/Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant, this Option Agreement and the applicable provisions of the Plan. In addition, this Option becomes exercisable in full if the Company is subject to a Change in Control before the Optionee's Termination of Service, and the Optionee is subject to an Involuntary Termination (defined below) within 12 months after the Change in Control. This Option may also become exercisable in accordance with Section H. below.

          The term "Involuntary Termination" shall mean the Optionee's Termination of Service by reason of: (i) the involuntary discharge of the Optionee by the Company (or the Affiliate employing him or her) for reasons other than Cause (defined below); or (ii) the voluntary resignation of the Optionee following (A) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Affiliate employing him or her), (B) a material reduction in his or her base salary or annual bonus opportunity or (C) receipt of notice that his or her principal workplace will be relocated by more than 50 miles. The term "Cause" shall mean any of the following acts or omissions on the part of the Optionee: any act of dishonesty, any disclosure of confidential information, negligence or misconduct, failure to perform duties to the standards required by the Company (or the Affiliate employing him or her) or neglect of his or her duties, as determined in the Administrator's sole and absolute discretion, any illegal act, drug, alcohol or other substance abuse, or any act or omission which has an adverse effect on the Company or any Affiliate's reputation or business operations.

          This Option will in no event become exercisable for additional Shares after a Termination of Service for any reason.

          2. Method of Exercise. This Option is exercisable by delivering to the Administrator a fully executed "Exercise Notice" or by any other method approved by the Administrator. The Exercise Notice shall provide that the Optionee is electing to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Administrator. The Exercise Notice shall be accompanied by payment of the full aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Administrator of such fully executed Exercise Notice accompanied by such aggregate Exercise Price. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws.

     C. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following methods to the extent allowed by the Administrator and in strict compliance with all procedures established by the Administrator:

          1. cashier's check, check or wire transfer;

          2. subject to any conditions or limitations established by the Administrator, other Shares which (i) in the case of Shares acquired upon the exercise of an option, have been owned by the Optionee for more than six months on the date of surrender or attestation and (ii) have a Fair Market Value on the date of surrender or attestation that doesn't exceed the aggregate Exercise Price;

          3. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator (Officers and Directors shall not be permitted to use this procedure if this procedure would violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended);

          4. cashless exercise; or

          5. any combination of the foregoing methods of payment.

     D. Leave of Absence. The Optionee shall not incur a Termination of Service when the Optionee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Affiliate employing him or her) in writing and if continued crediting of service is required by the terms of the leave or by applicable law. However, the Optionee incurs a Termination of Service when the approved leave ends, unless the Optionee immediately returns to active work.

          For purposes of ISOs, no leave of absence may exceed three months, unless reemployment upon expiration of such leave is provided by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company (or Affiliate employing him or her) is not so provided by statute or contract, the Optionee shall be deemed to have incurred a Termination of Service on the first day immediately following such three month period of leave for ISO purposes and this Option shall cease to be treated as an ISO and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

     E. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement and the Plan shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. This Option may not be assigned, pledged or hypothecated by the Optionee whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

     F. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant above, and may be exercised during such term only in accordance with this Option Agreement and the Plan.

     G. Tax Obligations.

          1. Withholding Taxes. The Optionee agrees to make appropriate arrangements with the Administrator for the satisfaction of all applicable federal, state, and local income taxes, employment tax, and any other taxes that are due as a result of the Option exercise. With the Administrator's consent, these arrangements may include withholding Shares that otherwise would be issued to the Optionee pursuant to the exercise of this Option; provided, however, the withholding amount must be calculated using the minimum statutory withholding rates interpreted in accordance with applicable accounting requirements. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2. Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the exercise of the ISO on or before the later of (i) the date two years after the Grant Date, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Administrator in writing of such disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     H. Change in Control. In the event of a Change in Control prior to the Optionee's Termination of Service, the Option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee will fully vest in and have the right to exercise the Option. In addition, if the Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the Optionee in writing or electronically that the Option will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

     I. Restrictions on Resale. The Optionee agrees not to sell any Shares at a time when Applicable Law, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction shall apply as long as the Optionee is a Service Provider and for such period of time after the Optionee's Termination of Service as the Administrator may specify.

     J. Entire Agreement; Governing Law. This Option Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     K. NO GUARANTEE OF CONTINUED SERVICE. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE

ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

          By the Optionee's signature and the signature of the Company's representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of this Option Agreement and the Plan. The Optionee has reviewed this Option Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of this Option Agreement and the Plan. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this Option Agreement and the Plan.

          The Optionee further agrees that the Company may deliver by email all documents relating to the Plan or this Option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). The Optionee also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.

OPTIONEE:	BERRY PETROLEUM COMPANY

_________________________	By __________________________
Signature
_________________________	Title _________________________
Print Name
_________________________
Residence Address
_________________________

Appendix C

BERRY PETROLEUM COMPANY
2005 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHTS AGREEMENT

          Unless otherwise defined herein, the terms defined in the Berry Petroleum Company 2005 Equity Incentive Plan shall have the same defined meanings in this Stock Appreciation Rights Agreement ("SAR Agreement").

I. NOTICE OF SAR GRANT.

     You have been granted stock appreciation rights, subject to the terms and conditions of the Plan and this SAR Agreement, as follows:

Name of Awardee:	_____________________________________________
Total Number of SARs Granted:	_____________________________________________
Exercise Price per SAR:	$____________________________________________
Grant Date:	_____________________________________________
Vesting Commencement Date:	_____________________________________________
Vesting Schedule:	The stock appreciation rights may be exercised, in whole or in part, in accordance with the following schedule:
[___________________________________________]
Termination Period:	The stock appreciation rights may be exercised for [four months – eight months for executive officers and directors] after the awardee ceases to be a Service Provider. The Administrator determines when the awardee incurs a Termination of Service for this purpose. Upon the death or Total and Permanent Disability of the awardee, the stock appreciation rights may be exercised for 12 months after the awardee ceases to be a Service Provider. In no event shall the stock appreciation rights be exercised later than the Term/Expiration Date provided for below.
Term/Expiration Date:	_____________________________________________

II. AGREEMENT.

     A. Grant of SARs. The Administrator hereby grants to the awardee named in the Notice of SAR Grant attached as Part I of this SAR Agreement (the "Awardee") an award of stock appreciation rights (the "SARs"), the number of SARs are set forth in the Notice of SAR Grant, at the exercise price per SAR set forth in the Notice of SAR Grant (the "Exercise Price"), subject to the terms and conditions of this SAR Agreement and the Plan.

     B. Exercise of SARs.

          1. Vesting/Right to Exercise. These SARs are exercisable during their term in accordance with the Vesting Schedule set forth in the Notice of SAR Grant, this SAR Agreement and the applicable provisions of the Plan. In addition, these SARs become exercisable in full if the Company is subject to a Change in Control before the Awardee’s Termination of Service, and the Awardee is subject to an Involuntary Termination (defined below) within 12 months after the Change in Control. These SARs may also become exercisable in accordance with Section G. below.

          The term "Involuntary Termination" shall mean the Awardee’s Termination of Service by reason of: (i) the involuntary discharge of the Awardee by the Company (or the Affiliate employing him or her) for reasons other than Cause (defined below); or (ii) the voluntary resignation of the Awardee following (A) a material adverse change in his or her title, stature, authority or responsibilities with the Company (or the Affiliate employing him or her), (B) a material reduction in his or her base salary or annual bonus opportunity or (C) receipt of notice that his or her principal workplace will be relocated by more than 50 miles. The term "Cause" shall mean any of the following acts or omissions on the part of the Awardee: any act of dishonesty, any disclosure of confidential information, negligence or misconduct, failure to perform duties to the standards required by the Company (or the Affiliate employing him or her) or neglect of his or her duties, as determined in the Administrator’s sole and absolute discretion, any illegal act, drug, alcohol or other substance abuse, or any act or omission which has an adverse effect on the Company or any Affiliate’s reputation or business operations.

          These SARs will in no event become exercisable after a Termination of Service for any reason.

          2. Method of Exercise. These SARs are exercisable by delivering to the Administrator a fully executed "Exercise Notice" or by any other method approved by the Administrator. The Exercise Notice shall provide that the Awardee is electing to exercise the SARs, the number of SARs being exercised (the "Exercised SARs"), and such other representations and agreements as may be required by the Administrator. The SARs shall be deemed to be exercised upon receipt by the Administrator of such fully executed Exercise Notice. No Shares shall be issued pursuant to the exercise of the SARs unless such issuance and exercise complies with Applicable Laws.

          3. Exercise Proceeds.

          (a) For each SAR exercised, the Company shall pay the Awardee an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price of such SAR (the "SAR Payment Amount").

(b) The SAR Payment Amount shall be paid in the form of Shares within 30 days following the exercise date.

     C. Leave of Absence. The Awardee shall not incur a Termination of Service when the Awardee goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Affiliate employing him or her) in writing and if continued crediting of service is required by the terms of the leave or by applicable law. However, the Awardee incurs a Termination of Service when the approved leave ends, unless the Awardee immediately returns to active work.

     D. Non-Transferability of SARs. These SARs may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Awardee only by the Awardee. The terms of this SAR Agreement and the Plan shall be binding upon the executors, administrators, heirs, successors and assigns of the Awardee. These SARs may not be assigned, pledged or hypothecated by the Awardee whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

     E. Term of SARs. The SARs may be exercised only within the term set out in the Notice of SAR Grant above, and may be exercised during such term only in accordance with this SAR Agreement and the Plan.

     F. Tax Obligations. The Awardee agrees to make appropriate arrangements with the Administrator for the satisfaction of all applicable federal, state, and local income taxes, employment tax, and any other taxes that are due as a result of the exercise of the SARs. With the Administrator’s consent, these arrangements may include withholding Shares that otherwise would be issued to the Awardee pursuant to the exercise of the SARs; provided, however, the withholding amount must be calculated using the minimum statutory withholding rates interpreted in accordance with applicable accounting requirements. The Awardee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     G. Change in Control. In the event of a Change in Control prior to the Awardee’s Termination of Service, these SARs will be assumed or equivalent rights substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for these SARs, the Awardee will fully vest in and have the right to exercise these SARs. In addition, if the SARs becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the Awardee in writing or electronically that these SARs will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and these SARs will terminate upon the expiration of such period.

     H. Restrictions on Resale. The Awardee agrees not to sell any Shares at a time when Applicable Law, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction shall apply as long as the Awardee is a Service Provider and for such period of time after the Awardee’s Termination of Service as the Administrator may specify.

     I. Entire Agreement; Governing Law. This SAR Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Awardee with respect to the subject matter hereof, and may not be modified adversely to the Awardee’s interest except by means of a writing signed by the Company and Awardee. This SAR Agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     J. NO GUARANTEE OF CONTINUED SERVICE. THE AWARDEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SARS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED SARS OR BEING ISSUED SHARES HEREUNDER). AWARDEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS SAR AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH AWARDEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE AWARDEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

          By the Awardee’s signature and the signature of the Company’s representative below, the Awardee and the Company agree that the SARs are granted under and governed by the terms and conditions of this SAR Agreement and the Plan. The Awardee has reviewed this SAR Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this SAR Agreement and fully understands all provisions of this SAR Agreement and the Plan. The Awardee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to this SAR Agreement and the Plan.

          The Awardee further agrees that the Company may deliver by email all documents relating to the Plan or these SARs (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements). The Awardee also agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.

AWARDEE:	BERRY PETROLEUM COMPANY

_________________________	By __________________________
Signature
_________________________	Title _________________________
Print Name
_________________________
Residence Address
_________________________

Map to the Annual Meeting of Shareholders
          May 11, 2005, at 10:00 a.m. at the Doubletree Hotel
          3100 Camino Del Rio Ct.
          Bakersfield, California 93308
          (661) 323-7111

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDCATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

								Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.
1.	ELECTION OF DIRECTORS			2.	APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN
	FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY TO VOTE FOR all nominees listed below
					FOR	AGAINST	ABSTAIN
	☐	☐			☐	☐	☐	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
01 W. Berry 02 R. Busch III 03 W. Bush		04 S. Cropper 05 J. Gaul 06 J. Hagg	07 R. Heinemann 08 T. Jamieson 09 M. Young	3.	THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.			PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Instruction: To withhold authority to vote for any nominee, strike a line through that nominee's name in the list above).								I PLAN TO ATTEND THE MEETING ☐

Signature ______________________________ Signature ______________________________ Date: _________________
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in limited liability company name by authorized person.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/bry Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

BERRY PETROLEUM COMPANY

Proxy for the Annual Meeting of Shareholders

     The undersigned shareholder of Berry Petroleum Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Robert F. Heinemann and Kenneth A. Olson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock or Class B Stock of Berry Petroleum Company held of record by the undersigned on March 14, 2005 at the Annual Meeting of Shareholders to be held on Wednesday, May 11, 2005 or any adjournment thereof.

(Continued and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDCATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS			2.	APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN
	FOR all nominees listed (except as marked to the contrary below)	WITHHOLD AUTHORITY TO VOTE FOR all nominees listed below
					FOR	AGAINST	ABSTAIN
	☐	☐			☐	☐	☐	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
01 W. Berry 02 R. Busch III 03 W. Bush		04 S. Cropper 05 J. Gaul 06 J. Hagg	07 R. Heinemann 08 T. Jamieson 09 M. Young	3.	THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.			PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Instruction: To withhold authority to vote for any nominee, strike a line through that nominee's name in the list above).								I PLAN TO ATTEND THE MEETING ☐

Signature ______________________________ Signature ______________________________ Date: _________________
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in limited liability company name by authorized person.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on May 6, 2005.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

Internet http://www.proxyvoting.com/bry1 Use the Internet to vote. Have your voting instruction card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote. Have your voting instruction card in hand when you call.	OR	Mail Mark, sign and date your voting instruction card and return it in the enclosed postage-paid envelope.

If you vote by Internet or by telephone,
you do NOT need to mail back your voting instruction card.

BERRY PETROLEUM COMPANY

VOTING INSTRUCTION CARD FOR 2005 ANNUAL MEETING
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BERRY PETROLEUM COMPANY

BERRY PETROLEUM COMPANY 401(k) PLAN

     The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the above Plan, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Berry Petroleum Company on May 11, 2005, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Your voting directions will be tabulated confidentially.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

BERRY PETROLEUM COMPANY 401(k) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Berry Petroleum Company Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by May 6, 2005. If the Trustee does not receive your instructions by May 6, 2005, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.